EXHIBIT 99.2

Lehman Brothers
Transaction

Date:	16 May, 2006
To:	Countrywide Home Loans, Inc. Attention: Documentation Unit
From	Lehman Brothers Special Financing Inc. Mandy Lee - Confirmations Group Facsimile: (+1)646-885-9551 (United States of America) Telephone: 212-526-9257
Ref. Numbers: Risk ID: 1199119L, 1199115L, 1199111L / Effort ID: N923303 / Global Deal ID: 2497518, 2497513, 2497580

Dear Sir or Madam:

The purpose of this communication (the “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general applications.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK, NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	03 May, 2006

Effective Date:	30 May, 2006

Termination Date:	25 April, 2009

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of June 2006.

Referenced Assets:
CWABS Trust Series 2006-BC2 Class 1-A (Cusip: 22237JAA5), Class 2-A-1 (Cusip: 22237JAB3), Class 2-A-2 (Cusip: 22237JAC1), Class 2-A-3 (Cusip: 22237JAD9), Class 2-A-4 (Cusip: 22237JAE7), Class M-1 (Cusip: 22237JAF4), Class M-2 (Cusip: 22237JAG2), Class M-3 (CUSIP 22237JAH0, Class M-4 (Cusip: 22237JAJ6), Class M-5 Cusip: 22237JAK3), Class M-6 (Cusip: 22237JAL1), Class M-7 (Cusip: 22237JAM9), Class M-8 (Cusip: 22237JAN7), Class M-9 (Cusip: 22237JAP2), Class B (Cusip: 22237JAQ0),

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtge>, type “pdi4”, <Go>. If Bloomberg fails to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement dated as of 01 May, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Floating Amounts:
Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 June, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Days prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 June, 2006 to and including the Termination Date, with No Adjustment of Period End Dates.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 June, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.30% per annum

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Additional Payment:	Party B shall pay Party A the sum of USD 1,295,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

Additional Provision:

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owned by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:

Calculation Agent:	As stated in the Agreement

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

Account Details:

Account Details of Party A:	JPMorgan Chase Bank, New York ABA #: 021000021 A/C of Lehman Brothers Special Financing Inc. A/C #066-143-543

Account Details of Party B	To be provided

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.

Yours sincerely, Lehman Brothers Special Financing Inc.		Accepted and agreed to: Countrywide Home Loans, Inc.

By:	/s/ Anatoly Kozlov	By:	/s/ Brad Coburn

Name: Title:	Anatoly Kozlov Authorized Signatory	Name: Title:	Brad Coburn Managing Director and Assistant Treasurer

Appendix A

*Calculation Periods up to but excluding the Payment Date scheduled to occur:	Notional Amount (in USD):
25 June, 2006	503,879,999.00
25 July, 2006	496,278,851.00
25 August, 2006	488,106,043.00
25 September, 2006	479,383,426.00
25 October, 2006	470,130,710.00
25 November, 2006	460,369,859.00
25 December, 2006	450,135,190.00
25 January, 2007	439,779,185.00
25 February, 2007	428,935,176.00
25 March, 2007	417,635,007.00
25, April, 2007	405,940,088.00
25, May, 2007	393,912,490.00
25, June, 2007	381,587,103.00
25, July, 2007	369,355,968.00
25, August, 2007	357,538,418.00
25, September, 2007	346,146,564.00
25, October, 2007	335,166,699.00
25, November, 2007	324,585,121.00
25, December, 2007	314,388,596.00
25 January, 2008	295,936,281.00
25 February, 2008	278,424,184.00
25 March, 2008	262,000,197.00
25, April, 2008	246,597,897.00
25, May, 2008	232,154,981.00
25, June, 2008	218,613,003.00
25, July, 2008	211,070,608.00
25, August, 2008	203,944,394.00
25, September, 2008	197,100,258.00
25, October, 2008	190,528,609.00
25, November, 2008	184,220,198.00
25, December, 2008	178,166,106.00
25 January, 2009	171,821,446.00
25 February, 2009	165,747,819.00
25 March, 2009	159,934,621.00
25, April, 2009	154,375,317.00

*With respect to each Fixed Amount Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.